SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 7, 2003

UnumProvident Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	01-11834 (Commission File Number)	62-1598430 (IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of Principal Executive Offices)

(423) 755-1011

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description
99.1	Press release of UnumProvident Corporation, dated May 7, 2003.

Item 9. Regulation FD Disclosure.

On May 7, 2003, we issued a press release announcing the issuance of 45,980,000 shares of common stock, par value $0.10 per share and 20,000,000 8.25% Adjustable Conversion-Rate Equity Security Units each in a public offering. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in this report, including Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such information and exhibit be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be set forth by specific reference in such a filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNUMPROVIDENT CORPORATION (Registrant)

By:	/s/ F. DEAN COPELAND
F. Dean Copeland Senior Executive Vice President, General Counsel and Chief Administrative Officer

Date: May 7, 2003

INDEX TO EXHIBITS

Exhibit	Description
99.1	Press release of UnumProvident Corporation, dated May 7, 2003.